PRELIMINARY COPY
  FOR INFORMATIONAL PURPOSES ONLY

                                       GENISYS RESERVATION SYSTEMS, INC.
                                                2401 MORRIS AVENUE
                                              UNION, NEW JERSEY 07083


                                     Notice of Annual Meeting of Stockholders


To our Stockholders:

         The Annual Meeting of Stockholders of Genisys Reservation Systems, Inc., a New Jersey corporation, will be held on Wednesday, December 17,1997, at 10:30 a.m. local time, at the offices of the Company at 2401 Morris Avenue, 3rd Floor, Union, New Jersey, 07083, to consider and act upon the following matters. A proxy card for your use in voting on these matters is also enclosed.

         1. Electing six (6) directors for a term expiring in 1998 as recommended by the Board of Directors.


         2. Approval of the Company's 1997 Stock Incentive Plan dated May 12,1997.

         3. Ratifying the appointment of independent auditors to examine and report on the financial statements of the Corporation for fiscal 1997, as recommended by the Board of Directors.

         4. Transacting any other business that may properly come before the meeting or any adjournment thereof.

         Only Common stockholders of record at the close of business on November 12,1997, are entitled to notice of and to vote at the meeting.

Dated: November 12, 1997

                                            By Order of the Board of Directors


                                            John H. Wasko
                                            Secretary
______________________________________________________________
Your Proxy is important no matter how many shares you own. Please mark your vote, fill in the date, sign and mail it today in the accompanying self-addressed envelope which requires no postage if mailed in the United States.

                                          ANNUAL MEETING OF STOCKHOLDERS

                                                        OF

                                         GENISYS RESERVATION SYSTEMS, INC.

                                                 December 17, 1997
                                                 _________________

                                                  PROXY STATEMENT
                                                 _________________

                                                GENERAL INFORMATION

Proxy Solicitation

This Proxy Statement is furnished to the holders of Common Stock, $.0001 par value per share ("Common Stock"), of Genisys Reservation Systems, Inc. and Subsidiaries ("Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held on December 17, 1997, or at any continuation or adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business which will come before the meeting.

Proxies  for use at the  meeting  will be  mailed  to  stockholders  on or about
November 12 , 1997 and will be solicited chiefly by mail, but additional solicitation may be made by telephone, telegram or other means of telecommunications by directors, officers, consultants or regular employees of the Company. The Company may enlist the assistance of brokerage houses, fiduciaries, custodians and other like parties in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing the proxy material, will be borne by the Company.

Revocability and Voting of Proxy

A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by voting in person at the meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote "FOR" each of the nominees for director as described in Proposal No. 1, "FOR" the ratification of the stock option plan as described in Proposal No. 2 and "FOR" the appointment of Auditors as described in Proposal No. 3. Proxies marked as abstaining will be treated as present for purposes of determining a quorum for

The Annual Meeting, but will not be counted as voting in respect of any matter as to which abstinence is indicated. If any other matters properly come before the meeting or any continuation or adjournment thereof, the proxies intend to vote in accordance with their best judgment.

Record Date and Voting Rights
Only stockholders of record at the close of business on November 12, 1997 are entitled to notice of and to vote at the Annual Meeting or any continuation or adjournment thereof. On that date there were 4,355,594 shares of the Company's Common Stock outstanding. Each share of Common Stock is entitled to one vote per share. Any share of Common Stock held of record on November 12, 1997 shall be assumed, by the Board of Directors, to be owned beneficially by the record holder thereof for the period shown on the Company's stockholder records. The affirmative vote of a majority of the stockholders present in person or by proxy at the meeting is required for the election of the directors to be elected and to approve the 1997 Stock Incentive Plan. Directors and officers of the Company holding approximately 46.6 % of the outstanding Common Stock of the Company intend to vote "FOR" the slate of directors, "FOR" the adoption of the 1997 Stock Incentive Plan and "FOR" the appointment of Auditors.


                                                  PROPOSAL NO. 1

                                               ELECTION OF DIRECTORS
The By-Laws of the Company provide for a Board of Directors of not less than three (3) members. The Board of Directors currently consists of seven (7) members. The Board of Directors has fixed the number of directors at six (6) in accordance with the provisions of the Company's By-laws. At the meeting, six (6) directors will be elected to serve until the 1998 Annual Meeting of Stockholders and until their successors have been elected and qualified. Any vacancy or vacancies which occur during the year may be filled by the Board of Directors, and any directors so appointed must stand for reelection at the next annual meeting of stockholders. .

All nominees have consented to be named and have indicated their intent to serve if elected. The Company has no reason to believe that any of these nominees are unavailable for election. However, if any of the nominees become unavailable for any reason, the persons named as proxies may vote for the election of such person or persons for such office as the Board of Directors of the Company may recommend in the place of such nominee or nominees. It is intended that proxies, unless marked to the contrary, will be voted in favor of the election of the nominees.
            .

The Board of Directors recommends that the stockholders vote "FOR" the election of the following six nominees (Item No. 1 on the proxy card).


                                               NOMINEES FOR ELECTION


Name                                         Age               Position

Lawrence Burk                               56                President, Chief Executive Officer and Director

John H. Wasko                               59                Chief Financial Officer,
                                                              Secretary, Treasurer
                                                              and Director

Mark A. Kenny                               44                Director

David W. Sass                               61                Director

S. Charles Tabak                            65                Director

Warren D. Bagatelle                         59                Chairman


The Company's Audit and  Compensation  Committees  consist of Messrs.  Warren D.
Bagatelle, S. Charles Tabak and David W. Sass. All officers of the Company devote their full time to the Company's business.

Lawrence E. Burk joined the Company on June 23, 1997, as President, Chief Executive Officer, and Director following a 27 year career with Alexander & Alexander Services. From 1993 to early 1996, Mr. Burk served as Chairman and CEO of Alexander & Alexander, Inc., the U.S. Retail Subsidiary of A & A Services, and from early 1996 until the company's acquisition by AON Corporation in late 1996, Mr. Burk served as President and Chief Operating Officer of A & A International, the company's global retail operation. Mr. Burk served on the company's Global Retail Board from 1985; on A & A Services Operations Board from 1989; and on A & A Inc.s' Executive Committee and Operations Board from 1989. A & A was a NYSE listed Financial Services firm with revenues of over $1.3 billion. Mr. Burk has a B.A. degree in Economics from Southern Illinois University and is a member of the schools' Advisory Board.

John H. Wasko has served the Company as a Director since April, 1986, as Secretary since September 1995, and as Treasurer and Chief Financial Officer since April 1996. Mr. Wasko has also served the Company as President and Chairman of the Board since its inception to August 1995, and as Treasurer from April 1986 to September 1987 and from May 1988 to August 1995. Mr. Wasko has also served as Chairman of the Board, President and Director of JEC Lasers, Inc., presently an inactive company, since it was organized in September 1977. He was awarded a bachelor of science degree in physics in 1963 and a master of science degree in physics (summa cum laude) in 1965 from Fairleigh Dickinson University.

Mark A. Kenny, currently an employee of the Company, served as the Company's Executive Vice President from August 1995 to October 1996 and as a Director since August 1995. He has also served as Executive Vice President of Corporate Travel Link, Inc. the Company's wholly owned subsidiary ("Travel Link") from inception, March 1994 to November 1996 and as a Director since inception. From 1974 to November 1996, he was a partner of Country Club Transportation Services, a provider of limousine services, which he co-founded in 1974. Mr. Kenny is one of the original members of the New Jersey Business Travel Association and attended Seton Hall Preparatory School and Seton Hall University. He is also a member of the Association of Corporate Travel Executives and a charter member of the New Jersey Limousine Association.

David W. Sass has been a Director since April, 1997 and has been a practicing attorney in New York City for the past 37 years and is currently a senior partner in the law firm of McLaughlin & Stern, LLP, securities counsel to the Company. Mr. Sass is also an officer of Ionic Fuel Technology, Inc., a company engaged in the sale and distribution of emission control systems, a director of The Harmat Organization, Inc., a New York based construction company and a member and Vice Chairman of the Board of Trustees of Ithaca College. Mr. Sass earned a B.A. from Ithaca College, a J.D. from Temple University School of Law and an L.L.M. (in taxation) from New York University School of Law.

S. Charles Tabak has been a Director since April, 1997. Since 1991 he has been the Chief Executive Officer of Arc Medical & Professional, Inc., an employment agency specializing in placement of scientific, medical and office personnel. From 1969 to 1990, he was the Executive Vice President and General Counsel for Channel Home Centers Inc. From 1967 to 1969, he was the Director of Finance of J.J. Newbury Co. Mr. Tabak is a past member of the Board of Directors of Channel Home Centers, Inc. and Charge A Plate Group of Greater New York. He is a graduate of both NYU School of Business and School of Law, and is admitted to practice law in New York state and before the U.S. Supreme Court.

Warren D. Bagatelle has been a Director and Chairman of the Board of the Company since August, 1995. He served as Chief Executive Officer of the Company from December 1996 through June, 1997. Since 1988, he has been a Managing Director at Loeb Partners Corporation, a New York City investment banking firm. Mr. Bagatelle is also a director of Energy Research Corporation, a company engaged in the development and commercialization of electrical storage and power generation equipment, principally fuel cells and rechargeable storage batteries. Mr. Bagatelle has a B.A. in economics from Union College and an M.B.A. from Rutgers University.

During 1997 the Board of Directors held 10 meetings and acted one time on unanimous written consent.

No directors received compensation for serving as directors during the fiscal year ended December 31, 1996. It is anticipated that outside directors will receive $1,000 for each board meeting attended in person and $250 for each committee meeting attended in person, as compensation for serving in such capacities during the fiscal year ending December 31, 1997.

                                                 PROPOSAL NO. 2

                                         ADOPTION OF THE STOCK OPTION PLAN

The Board of Directors propose the approval and ratification of the Company's 1997 Stock Incentive Plan ("Plan"). The purpose of the Plan is to further the long-term stability, continuing growth and financial success of the Company by attracting and retaining key employees, directors and selected advisors of the Company through the use of stock incentives, while stimulating the efforts of these individuals upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. It is believed that it will strengthen their desire to remain with the Company and will further the identification of those persons' interests with those of the Company's stockholders.

The Plan provides that five-year options to purchase up to 500,000 shares of Common Stock may be issued to the Company's employees and outside directors. All present and future employees shall be eligible to receive Incentive Awards under the Plan, and all present and future non-employee Directors shall be eligible to receive Non-Statutory Options under the Plan. An eligible employee or non-employee Director shall be notified in writing stating the number of shares for which Options are granted, the Option price per share, and conditions surrounding the grant and exercise of the Options.

The exercise price of shares of Company Stock covered by an Incentive Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if an Incentive Stock Option is granted to an Employee who, at the time of the grant, is a 10% Shareholder, then the exercise price of the shares covered by the Incentive Stock Option shall be not less than 110 % of the Fair Market Value of such shares on the Date of Grant. The exercise price of shares covered a Non-statutory Stock Option shall be not less than 85 % of the Fair Market Value of such shares on the Date of Grant.

The Plan shall be administered by a Committee, which shall be appointed by the Board, and which shall consist of a minimum of two Board members.

Subject to stockholder approval of the Plan, options have been granted under the Plan to each of David W. Sass and S. Charles Tabak (10,000 shares at an exercise price of $6.00 per share); Lawrence E. Burk (200,000 shares at an exercise price of $6.00 per share), and other employees of the Company at prices ranging from $6.00 to $8.625 per share.


         The Board of Directors recommends that the stockholders vote "FOR" adoption of the Plan (Item No. 2 on the proxy card).

                                            PROPOSAL NO. 3


                RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Wiss & Company, LLP as independent auditors to examine and report on the consolidated financial statements of the Company for the year ending December
31, 1997, subject to stockholder approval.

         During the year ending December 31, 1997, Wiss & Company, LLP provided the Company with audit services, including examinations of and reporting on the Company's consolidated financial statements, as well as those of its subsidiaries. Audit services also included a review of filings with the Securities and Exchange Commission and the Company's annual report on Form 10-KSB.

         Ratification of the appointment of Wiss & Company, LLP as independent auditors requires the affirmative vote of a majority of the votes cast at the meeting by holders of the Corporation's
Common Stock.

         A representative of Wiss & Company, LLP will be present at the Annual Meeting.

         The Board of Directors recommends that the stockholders vote "FOR" ratification of this appointment (Item No. 3 on the proxy card).


SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following tabulation shows the security ownership as of November 12, 1997 of
(i) each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, (not including Steven E. Pollan who is the record owner of 293,216 shares. The Company issued notice of cancellation of such shares, because of certain disputes it has with Mr. Pollan. See "Certain Transactions," below ), (ii) each Director and Officer of the Company and (iii) all Directors and Officers as a group.


                                                     NUMBER OF                                   PERCENT
NAME & ADDRESS                                       SHARES OWNED                                OF CLASS

Loeb Holding Corporation
As Escrow Agent (1)
61 Broadway
New York, NY 10006                                     1,053,679                                   22.16%





                                                         7
Warren D. Bagatelle  (1)
Loeb Partners Corporation
61 Broadway
New York, NY 10006                                            1,053,679                                   22.16%

Joseph Cutrona
82 Kendall Drive
Parlin, New Jersey, 08859                                           377,350                                             8.66%


Mark A. Kenny
Genisys Reservation Systems
2401 Morris Avenue
Union, NJ 07083                                               574,175                            13.18%


John H. Wasko  (2)
Genisys Reservation Systems
2401 Morris Avenue
Union, NJ 07083                                               102,046                                     2.32%

Lawrence E. Burk (3)
Genisys Reservation Systems
2401 Morris Avenue
Union, NJ 07083                                                205,000                                    4.50%


S. Charles Tabak (4)
ARC Medical Professional Personnel
36 Route 10W, Suite D
East Hanover, NJ 07936                                          10,000                                    *

David W. Sass (4)
McLaughlin & Stern, LLP
260 Madison Ave. 18th Fl.
New York, NY 10016                                              15,000                                    *

All Officers and Directors
as a group (7 persons)                                           2,337,250                                 46.60%

---------------------
* less than 1%


(1) Includes 653,679 shares of Common Stock purchased by Loeb Holding Corporation, as escrow agent for Warren D. Bagatelle, Managing Director of Loeb Partners Corp., HSB Capital (of which Warren Bagatelle is a partner), trusts for the benefit of families of two principals of Loeb Holding Corporation and three unaffiliated persons and 400,000 shares of Common Stock issuable upon conversion of two Convertible Notes aggregating $37,500. Loeb Holding Corporation disclaims any beneficial interest in these shares.

(2) Includes 14,362 shares of Common Stock owned of record by Joan E. Wasko, John Wasko's wife, of which Mr. Wasko disclaims beneficial ownership, but of which he may be deemed beneficial owner and a five (5) year option to purchase 35,000 shares of the Company's Common Stock at a price of $2.00 per share granted to Mr. Wasko by the Company on November 1, 1996 and 5,333 shares of Common Stock issuable upon conversion of Mr. Wasko's prorata share of a Convertible Note in the principal amount of $12,500.

(3) Includes a five (5) year option to purchase an aggregate of 200,000 shares of Common Stock at a price of $6.00 per share issued on September 23, 1997.

(4) Includes a five (5) year option to purchase 10,000 shares of Common Stock at a price of $6.00 per share issued on September 23, 1997.

Messrs. Cutrona and Kenny may be deemed to be "parents" and "promoters" of the Company, as those terms are defined in the rules and regulations of the Securities Act of 1933, as amended.


                                    EXECUTIVE COMPENSATION



         No executive officer received aggregate compensation exceeding $100,000 in the fiscal year 1996.


                                               CERTAIN TRANSACTIONS

         In August 1994 Joseph Cutrona and Mark A. Kenny each received a total of 666,433 shares of the Company's common stock for services to be provided to the Company.

During February 1995, the Company issued 45,765 shares of its Common Stock in repayment of certain liabilities totaling $251,702. Those liabilities include notes payable to Saddle Brook Investors of $149,633, note payable plus accrued interest to an Officer and Director of $34,273 and certain accounts payable of $67,796.

In February 1995, Loeb Holding Corporation, as escrow agent ("Loeb"), for Warren
D. Bagatelle, HSB Capital, trusts for the benefit of families of two principals of Loeb Holding Corporation and three unaffiliated individuals, agreed to loan the Company $500,000 evidenced by
                                                         9
series of Convertible Promissory Notes. In September, 1995, Loeb converted the Convertible Promissory Notes into 841,455 common shares of the Company and two Term Promissory Notes, one in the principal amount of $475,000 and the other in the principal amount of $25,000. The principal amount of the $475,000 Term Promissory Note is to be repaid in twelve equal quarterly payments commencing two (2) years from the date of said note. Prepayments may be made at any time without penalty. Interest is accrued at a rate of 9% per annum and interest payments are to made quarterly at the end of each calendar quarter, or at such earlier date that the Term Promissory Note becomes due and payable as a result of acceleration, prepayment or as otherwise provided therein. Interest began to run from the date that the monies were advanced to the Company. The Term Promissory Note in the amount of $25,000 and an additional Note in the amount of $12,500 issued in December 1995 and discussed below have been modified. Such Notes provide for accrued interest at the rate of 9% per annum payable quarterly commencing September 1997 and unless previously converted the principal amount of each note is to be repaid in twelve equal quarterly installments, commencing April 1, 1998, or on such earlier date as such notes provide. The notes are convertible at the sole option of the holder into an aggregate of 400,000 common shares of the Company. During March 1995, John H. Wasko, then President of the Company, upon exercise of his own option, acquired 70,520 shares of the Common Stock of the Company at an exercise price of $0.02145 per share. On March 3, 1995, the Company and JEC Lasers, Inc. ("JEC") signed a purchase agreement whereby JEC acquired all of the assets, rights and properties relating to the Company's CO2 laser research and development agreement with LCL, subject to certain liabilities, in full consideration for the forgiveness of the indebtedness of the Company to JEC in the amount of $345,593 owed as of February 28, 1995. On August 11, 1995, Robotic Lasers, Inc. acquired Travel Link by issuing 1,682,924 shares of restricted new Common Stock of the Company in exchange for the shares of the common stock of Travel Link owned by Joseph Cutrona, Mark A. Kenny and Steven E. Pollan, which represented all the issued and outstanding shares of common stock of Travel Link. In August 1995 the Company granted Mr. Wasko a five (5) year option to purchase 25,000 shares of Common Stock at a price of $0.60 per share, which option has been exercised. In November, 1996 the Company granted Mr. Wasko a five (5) year option to purchase 35,000 shares of Common Stock at a price of $2.00 per share. On September 5, 1995 the Company entered into a three year consulting and investment banking agreement with Loeb Partners Corporation. Under the terms of the agreement the Company pays Loeb Partners Corporation $3,000 per month. Loeb Partners Corporation will also receive a fee for arranging private financing and acquisitions. Mr. Warren D. Bagatelle, a Director and Chairman of the Company, is a Managing Director of Loeb Partners Corporation.
                                                        10

During December 1995, Loeb agreed to loan the Company $250,000 evidenced by a series of Convertible Promissory Notes ("Convertible Promissory Notes"). In November 1996, Loeb converted the Convertible Promissory Notes into (i) two Term Promissory Notes, one in the principal amount of $237,500 and the other in the principal amount of $12,500 issued in December 1995 and discussed below and (ii) 420,728 shares of Common Stock of the Company, of which 420,000 shares of Common Stock are owned by four unaffiliated parties. Loeb Holding Corporation did not receive any shares of Common Stock in this transaction.

The principal amount of the $237,500 Term Promissory Note is to be repaid in twelve equal quarterly payments commencing two (2) years from the date thereof. Prepayments may be made at any time without penalty. Interest is accrued at a rate of 9% per annum and interest payments are to be made quarterly at the end of each calendar quarter, or at such earlier date that the Term Promissory Note becomes due and payable as a result of acceleration, prepayment or as otherwise provided therein. Interest began to run from the date that the monies were advanced to the Company.

In August 1996, the Company gave notice to Mr. Pollan that it was canceling the 333,216 shares of Common Stock which had been issued to him in August of 1995. It is the Company's position that the Common Stock should be canceled for, among other reasons, Mr. Pollan failed to provide the services to the Company which were to be the consideration for the issuance of the shares. Mr. Pollan has commenced an action against the Company and others in the New Jersey Federal Court which contests the Company's effort to cancel the shares issued to him, and which seeks monetary damages and other relief. The action is in its preliminary stages, and no assurance can be given as to its ultimate outcome.

During the quarters ended September 30, 1996 and December 31, 1996, in order to raise additional working capital for the Company, Joseph Cutrona, former President of the Company, sold a total of 37,600 shares of restricted Common Stock of the Company owned by him to nineteen unaffiliated third parties at prices ranging from $2.00 to $2.50 per share for total proceeds of $76,500 which Mr. Cutrona remitted to the Company in the form of a capital contribution. In February 1997 Mr. Cutrona sold an additional 7,850 shares of restricted Common Stock to five unaffiliated third parties at a price of $2.00 per share for total proceeds of $15,700, which Mr. Cutrona remitted to the Company in the form of an additional capital contribution. Mr. Mark A. Kenny has issued 22,450 of his own shares of restricted Common Stock to Mr. Cutrona as reimbursement for one-half of the number of shares sold by Mr. Cutrona.

On October 10, 1996, the Company, Joseph Cutrona, Mark A. Kenny and Prosoft, Inc. signed an agreement whereby Mr. Cutrona and Mr. Kenny each agreed to transfer 14,533 shares of restricted Common Stock owned by them to Prosoft, Inc., or its designees, upon completion of the design and satisfactory development of the Genisys Payment System. Prosoft agreed to accept the 29,066 shares at a negotiated price of $3.75 per share in satisfaction of $108,997.50 which would be owed to Prosoft, Inc. by the Company upon completion of the Genisys Payment System. This transfer has been completed. The Company has agreed to issue an equal number of new shares of restricted Common Stock to Messrs. Cutrona and Kenny in six equal installments if the Company meets certain performance criteria on six specified dates.

In October and November 1996, and February 1997 Joseph Cutrona, in recognition of extensive valuable services rendered to the Company by three employees of the Company, made gifts aggregating 35,000 shares of restricted Common Stock owned by him to the three employees, including a gift of 20,000 shares of restricted Common Stock to John H. Wasko. During November and December 1996, the Company and Loeb Holding Corporation signed four eighteen (18) month Promissory Notes whereby Loeb Holding Corporation loaned the Company the sums of $75,000, $30,000, $10,000 and $95,000 (totaling $210,00). The Promissory Notes which bear interest at 10%, mature on May 11, 1998, May 25, 1998, June 2, 1998 and June 9, 1998. The Company believes that each of these transactions was entered into on terms at least as favorable to the Company as could have been obtained from unaffiliated third parties. The transactions described above involve actual or potential conflicts of interest between the Company and its officers or directors. In order to reduce the potential for conflicts of interest between the Company and its officers and directors, prior to entering into any transaction in which a potential material conflict of interest might exist, the Company's policy has been and will continue to be, that the Company does not enter into transactions with officers, directors or other affiliates unless the terms of the transaction are at least as favorable to the Company as those which would have been obtainable from an unaffiliated source. As of the date hereof, the Company has no plans to enter into any additional transactions which involve actual or potential conflicts of interest between the Company and its officers or directors. Should the Company enter into any such transaction in the future, it will not do so without first obtaining at least one fairness opinion from, depending on the nature of the transaction, either its own independent directors or from an independent investment banking firm.

                                          OTHER BUSINESS TO BE TRANSACTED

As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action at the Annual Meeting of Stockholders. As for any business that may properly come before the Annual Meeting or any continuation or adjournment thereof, the Proxies confer discretionary authority to the person named therein. These persons will vote or act in accordance with their best judgment with respect thereto.



                                           ANNUAL REPORT TO STOCKHOLDERS

         The Annual Report on Form 10-KSB for the year ended December 31, 1996, is being mailed to Stockholders with this Proxy Statement.

                                   STOCKHOLDER PROPOSAL - 1998 ANNUAL MEETING

Any stockholder proposals to be considered by the Company for inclusion in the proxy material for the 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices by April 30, 1998.

The prompt return of your proxy is appreciated and will be helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                                   BY ORDER OF
                                                   THE BOARD OF DIRECTORS



                                                    JOHN H. WASKO, Secretary


New York, New York
November 12, 1997

                                        GENISYS RESERVATION SYSTEMS, INC.

                                                     P R O X Y

     This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Lawrence E. Burk and Warren D. Bagatelle as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the common stock of Genisys Reservations Systems, Inc. held of record by the undersigned on November 12, 1997, at the Annual Meeting of Stockholders to be held on December 17, 1997, or any adjournment thereof.

1.       ELECTION OF DIRECTORS

For all nominees listed below               Withhold Authority to
(Except as Marked to the                             Vote All Nominees Listed
Contrary)                                      ___   Below

Lawrence E. Burk, John H. Wasko, Mark A. Kenny, David W. Sass, S. Charles Tabak, and Warren D. Bagatelle.

2.       RATIFICATION OF STOCK OPTION PLAN

                           FOR [  ]          AGAINST [  ]      ABSTAIN  [  ]

3.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                           FOR [  ]          AGAINST [  ]      ABSTAIN  [  ]

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

Please sign name exactly as appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            Dated:                  , 1997


                                                     Signature

                                                     Signature, if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED
ENVELOPE



If you have had a change of address, please print or type your new address(s) on the line below.

___________________________

___________________________